Exhibit 10.1

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment (this “Amendment”) to the Securities Purchase Agreement (the “Agreement”), dated September 14, 2016, between EVINE Live Inc., a Minnesota corporation (the “Company”), and ____________________ (the “Buyer”), is made and entered into as of _____________, 2016, by and between the Company and the Buyer. Capitalized terms used but not defined in this Amendment will have the meanings ascribed to them in the Agreement.

Amendment

In consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.        Section 6.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

6.1       Registration Procedures and Expenses; Liquidated Damages for Certain Events.

(a)       For purposes of this Agreement, the following terms shall have the following meanings: “Registrable Securities” means the Shares, the Option Securities, the Warrant Shares, and any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, option, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Shares, Option Securities or Warrant Shares; “Initial Registrable Securities” means all of the Registrable Securities other than the Option Warrant Shares; “business day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States; “Option Warrant Shares” means the shares of common stock underlying the Option Warrants; “Blue Sky Registration” means a registration statement or other applicable document allowing the Purchaser and the other investors in the Offering to resell their Registrable Securities in a given state in accordance with the blue sky laws of such state; and “Registration Statement” means, collectively, the Initial Registration Statement, the S-1 Registration Statement, the Option Warrant Share Registration Statement (as defined below) and any Blue Sky Registration.

(b)       As promptly as reasonably practicable following Closing, but in no event later than 30 days following the date hereof (the “Initial Filing Date”), the Company shall prepare and file (i) with the SEC a registration statement on Form S-3 (or any successor to Form S-3), covering the resale of the Initial Registrable Securities (the “Initial Registration Statement”); and (ii) to the extent required for resale of the Initial Registrable Securities in any state of the United States of America by a Purchaser at the time of or after the effectiveness of the Initial Registration Statement, a Blue Sky Registration covering the Initial Registrable Securities. As soon as reasonably practicable after the Closing Date, but in no event later than 90 days following the Closing Date (120 days in the event of a full review of the Initial Registration Statement by the SEC), the Company shall cause the Initial Registration Statement and each Blue Sky Registration to become effective and effect any related qualification or compliance with respect to all Initial Registrable Securities held by the Purchaser. If the Initial Registration Statement or any Blue Sky Registration covering the Initial Registrable Securities has not been declared effective by the applicable governmental authority on or before the date that is 90 days after the Closing Date, or 120 days after the Closing Date in the event of a full review of the Initial Registration Statement by the SEC (the “Required Effective Date”), the Company shall, on the business day immediately following the Required Effective Date and each 30th day thereafter, make a payment to the Purchaser as partial liquidated damages for such delay (together, the “Late Registration Payments”) equal to 1.0% (capped at 12%) of the Purchase Price paid for the Shares and Warrant then owned by the Purchaser that have not been so registered until the Initial Registration Statement and each Blue Sky Registration covering the Initial Registrable Securities is declared effective by the applicable governmental authority. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Purchaser by wire transfer or check within five business days after the earlier of (i) the end of each 30 day period following the Required Effective Date or (ii) the effective date of the Initial Registration Statement and each Blue Sky Registration covering the Initial Registrable Securities. The Company and the Purchaser each acknowledge that the Late Registration Payments provided for in this Section 6.1(b) bear a reasonable relationship to the anticipated loss that would be suffered by the Purchaser arising from this Section 6.1(b) and the actual loss the Purchaser would suffer is difficult to ascertain or incapable of estimation. If the Company fails to pay any liquidated damages pursuant to this section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(c)       As promptly as reasonably practicable following the earlier of the expiration of the Exercise Period (as defined in the Options) for all Options or the exercise of all Options (the “Option Expiration Date”), but in no event later than 30 days following the Option Expiration Date (the “Option Warrant Share Filing Date”), the Company shall prepare and file (i) with the SEC a registration statement on Form S-3 (or any successor to Form S-3) covering the resale of the Option Warrant Shares (the “Option Warrant Share Registration Statement”); and (ii) to the extent required for resale of the Option Warrant Shares in any state of the United States of America by a Purchaser at the time of or after the effectiveness of the Option Warrant Share Registration Statement, a Blue Sky Registration covering the Option Warrant Shares. As soon as reasonably practicable after the Option Warrant Share Filing Date, but in no event later than 90 days following the Option Warrant Share Filing Date (120 days in the event of a full review of the Option Warrant Share Registration Statement by the SEC), the Company shall cause the Option Warrant Share Registration Statement and each Blue Sky Registration covering Option Warrant Shares to become effective and effect any related qualification or compliance with respect to all Option Warrant Shares held by the Purchaser. If the Option Warrant Share Registration Statement or any Blue Sky Registration covering the Option Warrant Shares has not been declared effective by the applicable governmental authority on or before the date that is 90 days after the Option Warrant Share Filing Date, or 120 days after the Closing Date in the event of a full review of the Option Warrant Share Registration Statement by the SEC (the “Second Required Effective Date”), the Company shall, on the business day immediately following the Second Required Effective Date and each 30th day thereafter, make a payment to the Purchaser as partial liquidated damages for such delay (together, the “Option Warrant Share Late Registration Payments”) equal to 1.0% (capped at 12%) of the average daily closing stock price for the Option Warrant Shares then owned by the Purchaser that have not been so registered until the Option Warrant Share Registration Statement and each Blue Sky Registration covering Option Warrant Shares is declared effective by the applicable governmental authority. Option Warrant Share Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Purchaser by wire transfer or check within five business days after the earlier of (i) the end of each 30 day period following the Second Required Effective Date or (ii) the effective date of the Option Warrant Share Registration Statement and each Blue Sky Registration covering Option Warrant Shares. The Company and the Purchaser each acknowledge that the Option Warrant Share Late Registration Payments provided for in this Section 6.1(c) bear a reasonable relationship to the anticipated loss that would be suffered by the Purchaser arising from this Section 6.1(c) and the actual loss the Purchaser would suffer is difficult to ascertain or incapable of estimation. If the Company fails to pay any liquidated damages pursuant to this section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(d)       No Registration Statement filed with the SEC by the Company pursuant to this Section 6.1 shall include securities of other securityholders of the Company seeking to exercise piggyback registration rights. The Company shall permit legal counsel to the Purchaser to review and comment upon any Registration Statement at least two (2) Business Days prior to its filing with the SEC, and all amendments and supplements to all Registration Statements within a reasonable number of days prior to their filing with the SEC, and not file any Registration Statement or amendment or supplement thereto in a form to which legal counsel to the Purchaser reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of legal counsel to the Purchaser, which consent shall not be unreasonably withheld or delayed. The Company shall furnish to legal counsel to the Purchaser, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement. The Company shall reasonably cooperate with legal counsel to the Purchaser in performing the Company’s obligations pursuant to this Section 6.

(e)       In the event that Form S-3 (or any successor form) is or becomes unavailable to register the resale of the Registrable Securities at any time prior to the expiration of the Purchaser’s registration rights pursuant to Section 6.4, the Company shall prepare and file with the SEC a registration statement on Form S-1 (or any successor to Form S-1), covering the resale of the Registrable Securities (each required filing, an “S-1 Registration Statement”). Such filing shall be made as promptly as reasonably practicable following either (i) with respect to the Initial Registrable Securities, the Closing, but in no event later than 30 days after the Initial Filing Date and as soon as reasonably practicable thereafter; or (ii) with respect to the Option Warrant Shares, the Option Expiration Date, but in no event later than 30 days after the Option Warrant Share Filing Date. The Company shall effect the registration of shares on such S-1 Registration Statements as reasonably as practical following the required filing dates in the preceding sentence, but no later than: (1) with respect to the Initial Registration Statement, 120 days following the Closing Date (150 days in the event of a full review of the related S-1 Registration Statement by the SEC); or (2) with respect to the Option Warrant Share Registration Statement, 120 days following the Option Expiration Date (150 days in the event of a full review of the related S-1 Registration Statement by the SEC). If the Company is not eligible to use Form S-3 at the Initial Filing Date or Option Warrant Share Filing Date, and the Company subsequently becomes eligible to use Form S-3 during the Effectiveness Period (as defined below), the Company shall file, as promptly as reasonably practicable, a new S-3 Registration Statement covering the resale of the Registrable Securities and replace any S-1 Registration Statement with the new S-3 Registration Statement upon the effectiveness of the new S-3 Registration Statement.

(f)       The Company shall, during the Effectiveness Period (as hereinafter defined):

(i)       prepare and file with the SEC such amendments and supplements to each Registration Statement and Prospectus used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Registrable Securities held by a Purchaser for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) and the blue sky laws of any state during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (iii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144 and any applicable blue sky exemption for resale (collectively, the “Effectiveness Period”). The Company shall notify the Purchaser promptly upon each Registration Statement and each post-effective amendment thereto, being declared effective by the SEC and advise the Purchaser that the form of Prospectus contained in the Registration Statement, or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

(ii)       furnish to the Purchaser with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectuses (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents (including any Blue Sky Registration) as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

(iii)       make any necessary blue sky filings in addition to the Blue Sky Registrations;

(iv)       pay the expenses incurred by the Company and the Purchaser in complying with Section 6, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of the Purchaser and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Purchaser);

(v)       advise the Purchaser, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(vi)       with a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as such term is understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect and all blue sky laws during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (B) such date as all of the Registrable Securities shall have been resold pursuant to Rule 144 and applicable blue sky laws (and may be further resold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

The Company understands that the Purchaser disclaims being an underwriter, but acknowledges that a determination by the SEC that the Purchaser is deemed an underwriter shall not relieve the Company of any obligations it has hereunder. The Company will not name the Purchaser as an underwriter in a Registration Statement or Prospectus unless required to do so by the SEC.

2.        This Amendment is effective upon the full execution hereof. Other than as set forth in this Amendment, all other terms and conditions of the Agreement will continue in full force and effect. This Amendment will be governed by and construed in accordance with governing laws as set forth in the Agreement and any other amendments thereto. This Amendment may be executed and delivered in one or more counterparts (including PDF, facsimile and other electronic counterparts), each of which will be deemed an original but all of which together will constitute one and the same agreement.

In Witness Whereof, the parties hereto have executed this Amendment to Securities Purchase Agreement of the date first above written.

EVINE LIVE INC.

By:
Name:	Robert Rosenblatt
Title:	Chief Executive Officer

BUYER:

By:
Name:
Title: